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                                                                   EXHIBIT 10.48

    ===================================================================

                              FIRST AMENDMENT TO

               AGREEMENT DATED OCTOBER 10, 1988, BY AND BETWEEN



                              THE CITY OF ATLANTA
                       a municipal corporation ("City")

                                      AND


                              MCA CONCERTS, INC.,
                       a California corporation ("MCA")



                   First Amendment Dated as of July 14, 1989

     ==================================================================
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           FIRST AMENDMENT TO AGREEMENT BETWEEN THE CITY OF ATLANTA
                            AND MCA CONCERTS, INC.

     THIS FIRST AMENDMENT is made and entered into as of the 14th day of July, 1989, by and between the CITY OF ATLANTA, a municipal corporation, chartered pursuant to the law of the State of Georgia ("City"), and MCA/PACE AMPHITHEATRE GROUP, L.P., a Delaware limited partnership ("MCA/PACE").

     WHEREAS, CITY and MCA CONCERTS, INC., a California corporation ("MCA"), entered into an Agreement dated October 10, 1988, relating to an amphitheater to be constructed at Lakewood Fairgrounds ("City-MCA Agreement"); and

     WHEREAS, by Assignment of Agreement dated June 15, 1989, MCA assigned, transferred and conveyed to MCA CONCERTS II, INC., a California corporation "MCA"), all of MCI's right, title and interest in, to and under the CITY-MCA AGREEMENT; and

     WHEREAS, by Assignment of Agreement dated June 23, 1989, MCI assigned, transferred and conveyed to MCA/PACE all of MCI's right, title and interest in, to and under the CITY-MCA AGREEMENT; and

     WHEREAS, by an Ordinance adopted by the Council of the City of Atlanta on December 9, 1988, and approved by the Mayor on December 16, 1988, a copy of which is attached
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hereto as "EXHIBIT A" to this First Amendment, the CITY has authorized a First
Amendment to the CITY-MCA AGREEMENT deleting in its entirety Section 4.10 of said CITY-MCA AGREEMENT, entitled "Tickets for City Use"; and

              WHEREAS, MCA/PACE has agreed to the First Amendment insofar as it deletes said Section 4.10:

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) in hand paid by each party hereto to the other party hereto and for and in consideration of the foregoing recitals and the covenants and agreements set forth and contained therein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, CITY and MCA/PACE do hereby covenant and agree as follows:

                                 PARAGRAPH ONE
                                 -------------

        THAT certain CITY-MCA AGREEMENT entered into by and between the CITY OF ATLANTA and MCA CONCERTS, INC., as of October 10, 1988, is hereby AMENDED by deleting in its entirety Section 4.10 of said CITY-MCA AGREEMENT as it was originally written, which former Section 4.10 was entitled "Tickets for City Use". All other Sections of said CITY-MCA AGREEMENT shall retain their original numbering, and shall remain in full force and effect, including, without limitation, Section 3.4 of the CITY-MCA AGREEMENT.

                                 PARAGRAPH TWO
                                 -------------

        The CITY-MCA AGREEMENT, as expressly amended hereby, is reaffirmed and restated herein by the undersigned; and said CITY-MCA AGREEMENT, as so amended, is hereby incorporated


                                       2
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herein by reference as fully as if set forth in its entirety in this First
Amendment.

     IN WITNESS WHEREOF, City and MCA/PACE, acting through their duly authorized officers or representatives, have duly executed this First Amendment to the CITY-MCA AGREEMENT of October 10, 1988, under seal as of the day and year first above written.

Signed sealed and delivered                     MCA/PACE AMPHITHEATRES
this 18th day of July, 1989                     GROUP, L.P., a Delaware
in the presence of:                             limited partnership
                                                By: MCA CONCERTS II, INC.,
                                                a California corporation

/S/ Dawn Ballard                                  By /s/ Marc Benson
-----------------------------                     ------------------------
Unofficial Witness                                Name Marc Benson
                                                      --------------------
/s/ Linda Jo Brown                                Title Pres.
                                                       -------------------
-----------------------------
Notary Public                                   ATTEST /s/ Robert Biniaz
                                                      --------------------
                                                  Name Robert Biniaz
                                                      --------------------
                                                  Title Executive Vice President
                                                       -------------------
Notarial Expiration Date: 7/10/92
                          -------

[NOTARIAL SEAL]                                 [CORPORATE SEAL]

                LINDA JO BROWN
           NOTARY PUBLIC-CALIFORNIA
              CITY AND COUNTY OF
                 LOS ANGELES
My Commission Expires July 10, 1992

               [Signatures continued on next, and last, page.]

                                       3
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Signed, sealed, and delivered                   CITY OF ATLANTA,
this 14th day of July, 1989,                    a municipal corporation
in the presence of:                             of the State of Georgia

 illegible
----------------------------                    By /s/ Andrew Young
Unofficial Witness                                ---------------------------
                                                  Name: Andrew Young
                                                        ---------------------
 illegible                                        Title: Mayor
----------------------------                             --------------------
Notary Public                                   RECOMMENDED:
                                                  illegible
Notarial Expiration Date: 3/28/93               ----------------------------
                                                Chief Administrative Officer
[NOTARIAL SEAL]

                                                ATTEST:
                                                       --------------------
                                                  NAME:
                                                       --------------------
                                                 TITLE: Deputy Clerk
                                                       --------------------

                                                [CORPORATE SEAL]

                                                RECOMMENDED:

                                                  Betsy C. Baker
                                                ---------------------------
                                                Commissioner of Parks,
                                                Recreation & Cultural
                                                Affairs

                                                  illegible
                                                --------------------------
                                                Commissioner of Finance

                                                  illegible
                                                --------------------------
                                                Commissioner of Public
                                                Works

                                                APPROVED AS TO FORM ON
                                                BEHALF OF THE CITY OF
                                                ATLANTA:

                                                  illegible
                                                -------------------------
                                                Assistant City Attorney


                                       4
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A SUBSTITUTE ORDINANCE BY THE EXECUTIVE COMMITTEE:


          AN ORDINANCE TO AMEND THAT CERTAIN CONTRACT
          ENTERED INTO AS OF OCTOBER 10, 1988, BETWEEN
          THE CITY OF ATLANTA AND MCA CONCERTS, INC.,
          RELATING TO THE LAKEWOOD AMPHITHEATER, BY
          DELETING SECTION 4.10 OF SAID CONTRACT,
          ENTITLED "TICKETS FOR CITY USE," AND TO
          AMEND THAT CERTAIN CONTRACT ENTERED INTO AS
          OF MAY 6, 1986, BETWEEN THE CITY OF ATLANTA
          AND THE AMERICAN GOLF CORPORATION BY
          DELETING THE PROVISION FOR FREE GOLF PASSES
          FOR COUNCILMEMBERS, AND FOR OTHER PURPOSES.

     WHEREAS, by an Ordinance adopted by Council on the 3rd day of October, 1988, and approved by the Mayor on the 7th day of October, 1988, the City entered into a contract as of October 10, 1988, with MCA Concerts, Inc., approving the subletting by MCA Concerts, Inc., of a portion of Lakewood Fairgrounds from the City's Lessee on the premises, Filmworks U.S.A., Inc., for the purpose of building and operating an amphitheater complex; and

     WHEREAS, pursuant to Section 4.10 of the contract between the City and MCA Concerts, Inc., MCA is bound to provide a quantity of free tickets to the City for every concert held at the Lakewood Amphitheater; and

     WHEREAS, the City of Atlanta entered into a contract between the American Golf Corporation as of May 5, 1986, for the management of the four eighteen-hole golf courses belonging to the City; and

     WHEREAS, said contract provided for a number of free


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golf passes for councilmembers and; and

     WHEREAS, it will be in the best interests of the City that there be no requirement for free tickets in the contract with MCA Concerts, Inc., and that there be no provision for free golf passes in the contract with American Golf
Corporation:

NOW, THEREFORE, BE IT ORDAINED BY THE COUNCIL OF THE CITY OF
ATLANTA, GEORGIA:

SECTION ONE: THAT the Mayor be, and he hereby is, authorized
-----------
on behalf of the City of Atlanta to execute an agreement with MCA Concerts, Inc., a California corporation, amending that certain contract dated as of October 10, 1988, between the City of Atlanta and MCA Concerts, Inc., by deleting in its entirety Section 4.10 of said contract, entitled "Tickets for City Use";

SECTION TWO: THAT the Mayor be, and he hereby is, authorized
-----------
on behalf of the City of Atlanta to execute an agreement with American Golf Corporation, a California corporation, amending that certain contract dated as of May 6, 1986, between the City of Atlanta and American Golf Corporation, by deleting in its entirety all references and provision in said contract for the furnishing of free golf passes to the President of Council and to individual councilmembers;
                                       2
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SECTION THREE: That the provisions of this ordinance eliminating
-------------
free tickets shall apply to all City contracts.

SECTION FOUR: THAT the Mayor be, and he hereby is,
------------
further authorized on behalf of the City of Atlanta in the agreement authorized in SECTION ONE above with MCA Concerts, Inc., a California corporation, to further amend that certain contract dated as of October 10, 1988, between the City of Atlanta and MCA Concerts, Inc., by amending Section 3.4 of said contract as originally executed, entitled "Equal Employment Opportunity and Minority Business Enterprise
Goals", as follows:

     (A) By inserting a comma in the next-to-last sentence of Subsection "c" of said Section 3.4 after the word "contract", inserting the words "including those for food and beverage procurement", inserting another comma and leaving the remainder of the text of said sentence as originally written, so that the next-to-last sentence of Subsection "c" of Section 3.4, as thus amended, will read:
"MCA further agrees to adopt a goal that thirty-five percent (35%) of concessions within the Project Area which are awarded by contract, including those for food and beverage procurement, shall be awarded to certified Minority Business Enterprises."

      (B) By inserting the word "and" in the first sentence Of
Subsection "g" of Section 3.4 immediately before the word "advertising" where it appears in the original text, placing a period after the words "advertising (both print and


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electronic)", and deleting the words "and food and beverage procurement", so that the first sentence of Subsection "g" of said Section 3.4, as thus amended, will read: "Due to the special requirements arising out of MCA's operations in serving the public as well as the needs of performing artists whose appearances at the Amphitheatre are often part of larger scale tours of facilities across the country, City and MCA acknowledge and agree that the operation of the Amphitheatre Project requires special qualifications in certain areas such as but not limited to stagecraft, lighting, sound amplification, electronic ticketing, and advertising (both print and electronic)."

SECTION FIVE: The City Attorney shall approve the amendments as
------------
to form, and with respect to the amendments to the MCA Contract, may approve as to form the amendment which accepts either one, or both, of the amendments to the contract made in this ordinance.

SECTION SIX: That all ordinances or portions of ordinances in
-----------
conflict herewith are hereby repealed or modified to the extent necessary to give effect to these contract amendments.